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As filed with the Securities and Exchange Commission on July 16, 2004

Registration No.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WATER PIK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1843384 (I.R.S. Employer Identification No.)
23 Corporate Plaza, Suite 246 Newport Beach, California 92660 (949) 719-3700 (Address and telephone number of registrant's principal executive offices)

WATER PIK TECHNOLOGIES, INC. 1999 INCENTIVE PLAN
(Full title of the plan)

Richard D. Tipton
Vice President, General Counsel and Secretary
Water Pik Technologies, Inc.
23 Corporate Plaza, Suite 246
Newport Beach, California
(Name and address of agent for service)

(949) 719-3700
(Telephone number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $.01 par value per share	182,680 shares	$16.03	$2,928,361	$372

(1)
Estimated solely for the purpose of calculating the amount of the registration fee and calculated pursuant to Rule 457(h) under the Securities Act on the basis of the average of the high and low sales prices of the Registrant's Common Stock on July 13, 2004 as reported on the New York Stock Exchange.

PART II

INFORMATION REQUIRED
IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

        Pursuant to General Instruction E to Form S-8 regarding the registration of additional securities, Water Pik Technologies, Inc. (the "Company") hereby incorporates herein by reference the contents of the Registration Statements of the Company on Form S-8 filed with the Securities and Exchange Commission on February 9, 2000 (Registration No. 333-96449) and on January 25, 2001 (Registration No. 333-54318) with respect to the Company's 1999 Incentive Plan.

Item 5. Interests of Named Experts and Counsel.

        The validity of the issuance of the shares of Common Stock registered hereby (the "Shares") has been passed upon for the Company by Richard D. Tipton, Vice President, General Counsel and Secretary of the Company. Mr. Tipton holds stock and options to purchase stock granted under the Company's employee stock plans which in the aggregate represent less than 1% of the Common Stock.

Item 8. Exhibits.

Exhibit No.	Description of Exhibits
4.1	Rights Agreement dated November 12, 1999, between Water Pik Technologies, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent. (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on December 1, 1999.)
4.2
Amendment No. 1 to Rights Agreement dated December 28, 2000, between Water Pik Technologies, Inc. and Mellon Investor Services, LLC, formerly known as Chase Mellon Shareholder Services, L.L.C. (Incorporated by reference from Exhibit 4.2 to Form 10-K for fiscal year ended December 31, 2000 filed on March 20, 2001 ("2000 Form 10-K").)
4.3
Registration Rights Agreement dated as of January 3, 2001, between Water Pik Technologies, Inc., Special Value Bond Fund, LLC and Special Value Bond Fund II, LLC. (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on January 11, 2001.)
4.4
Amended and Restated Revolving Credit Agreement dated as of August 27, 2003, among Water Pik, Inc., Laars, Inc. and Water Pik Technologies Canada, Inc., collectively as Borrowers, and JPMorgan Chase Bank as Administrative Agent, JPMorgan Chase Bank, Toronto Branch as Canadian Agent, Banc One, NA as Syndication Agent and the Lenders and Guarantors named therein (the "Amended and Restated Credit Agreement"). (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on September 2, 2003.)
4.5
Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of JPMorgan Chase Bank pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.2 to Form 8-K filed on September 2, 2003.)
4.6
Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Bank One, NA pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.3 to Form 8-K filed on September 2, 2003.)

4.7
Amended and Restated Revolving Credit Note dated August 27, 2003 by Water Pik, Inc. and Laars, Inc. in favor of PNC Bank, National Association pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.4 to Form 8-K filed on September 2, 2003.)
4.8
Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Union Bank of California, N.A. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.5 to Form 8-K filed on September 2, 2003.)
4.9
Omnibus Pledge and Security Agreement dated August 27, 2003, between Water Pik, Inc., Laars, Inc., Water Pik Technologies, Inc., Jandy Industries, Inc. and Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.6 to Form 8-K filed on September 2, 2003.)
4.10
Guarantee dated August 27, 2003, by Water Pik Technologies, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.7 to Form 8-K filed on September 2, 2003.)
4.11
Subsidiary Guarantee dated August 27, 2003, by Jandy Industries, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.8 to Form 8-K filed on September 2, 2003.)
4.12
Subsidiary Guarantee dated August 27, 2003, by Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.9 to Form 8-K filed on September 2, 2003.)
4.13
General Security Agreement dated August 27, 2003 by Water Pik Technologies Canada, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.10 to Form 8-K filed on September 2, 2003.)
4.14
Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to U.S. obligations pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.11 to Form 8-K filed on September 2, 2003.)
4.15
Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to Canadian obligations pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.12 to Form 8-K filed on September 2, 2003.)
4.16
Loan Agreement dated October 22, 2001, between Water Pik, Inc. and Laars, Inc., and U.S. Bank National Association. (Incorporated by reference from Exhibit 4.15 to Form 10-K for fiscal year ended December 31, 2001 filed on March 21, 2002 ("2001 Form 10-K").)
4.17	Form of Promissory Note dated October 22, 2001, by Laars, Inc. and Water Pik, Inc., in favor of U.S. Bank National Association. (Incorporated by reference from Exhibit 4.16 to 2001 Form 10-K.)
4.18
Form of Deed of Trust (or Mortgage), Security Agreement, Financing Statement and Assignment of Rents dated October 22, 2001, by Laars, Inc. and/or Water Pik, Inc., in favor of U.S. Bank National Association. (Incorporated by reference from Exhibit 4.17 to 2001 Form 10-K.)
4.19
Intercreditor Agreement dated October 22, 2001, between Laars, Inc., Water Pik, Inc., U.S. Bank National Association, and The Chase Manhattan Bank, as agent for lenders named under the Restated Credit Agreement (Incorporated by reference from Exhibit 4.18 to 2001 Form 10-K.)

4.20
Note and Security Agreement dated December 21, 2001, by Laars, Inc. and Jandy Industries, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.19 to 2001 Form 10-K.)
4.21	Note and Security Agreement dated December 21, 2001, by Water Pik, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.20 to 2001 Form 10-K.)
4.22
Form of Cross Collateralization and Cross Default Addendum dated December 21, 2001, by Laars, Inc., Jandy Industries, Inc. and Water Pik, Inc., in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.21 to 2001 Form 10-K.)
4.23
Form of Guaranty dated December 21, 2001, by Laars, Inc., Water Pik, Inc., and Water Pik Technologies, Inc., in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.22 to 2001 Form 10-K.)
4.24
Form of ISDA (International Swap Dealers Association) Master Agreement dated December 21, 2001, between Bank of America, N.A. and, Laars, Inc. Jandy Industries, Inc., and Water Pik, Inc. (Incorporated by reference from Exhibit 4.23 to 2001 Form 10-K.)
4.25
Note and Security Agreement dated September 30, 2002, by Laars, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.5 to Form 10-Q filed on November 13, 2002.)
4.26
Note and Security Agreement dated September 30, 2002, by Water Pik, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.6 to Form 10-Q filed on November 13, 2002.)
4.27
Form of Guaranty dated September 30, 2002, by Laars, Inc., Water Pik, Inc. and Water Pik Technologies, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.7 to Form 10-Q filed on November 13, 2002.)
4.28
Amendment No. 2 to Rights Agreement between Water Pik Technologies, Inc., a Delaware corporation, and Mellon Investor Services LLC, a New Jersey limited liability company. (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on June 14, 2004.)
5.1	Opinion and Consent of Richard D. Tipton, Vice President, General Counsel and Secretary of Water Pik Technologies, Inc. (Filed herewith electronically)
23.1	Consent of Richard D. Tipton, Vice President, General Counsel and Secretary of Water Pik Technologies, Inc. (Included in Exhibit 5.1)
23.2	Consent of Independent Registered Public Accounting Firm (Filed herewith electronically)
24.1	Power of Attorney (Included on the signature page of this Registration Statement)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on July 15, 2004.

WATER PIK TECHNOLOGIES, INC.
By:	/s/ RICHARD D. TIPTON Richard D. Tipton Vice President, General Counsel and Secretary

POWER OF ATTORNEY

        Each person whose signature appears below hereby constitutes and appoints Richard D. Tipton and Victor C. Streufert, and each of them, as such person's true and lawful attorney-in-fact and agent, each with full powers of substitution and re-substitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on July 15, 2004 by the following persons in the capacities indicated.

Signature	Title
/s/ MICHAEL P. HOOPIS Michael P. Hoopis	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ VICTOR C. STREUFERT Victor C. Streufert	Vice President, Finance and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
/s/ ROBERT P. BOZZONE Robert P. Bozzone	Director
/s/ W. CRAIG MCCLELLAND W. Craig McClelland	Director
/s/ F. PETER CUNEO F. Peter Cuneo	Director
/s/ BABETTE E. HEIMBUCH Babette E. Heimbuch	Director
/s/ WILLIAM G. OUCHI William G. Ouchi	Director
/s/ CHARLES J. QUEENAN JR. Charles J. Queenan Jr.	Director

INDEX TO EXHIBITS

No.	Item	Method of Filing
4.1	Rights Agreement dated November 12, 1999, between Water Pik Technologies, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent. (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on December 1, 1999.)
4.2
Amendment No. 1 to Rights Agreement dated December 28, 2000, between Water Pik Technologies, Inc. and Mellon Investor Services, LLC, formerly known as Chase Mellon Shareholder Services, L.L.C. (Incorporated by reference from Exhibit 4.2 to Form 10-K for fiscal year ended December 31, 2000 filed on March 20, 2001 ("2000 Form 10-K").)
4.3
Registration Rights Agreement dated as of January 3, 2001, between Water Pik Technologies, Inc., Special Value Bond Fund, LLC and Special Value Bond Fund II, LLC. (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on January 11, 2001.)
4.4
Amended and Restated Revolving Credit Agreement dated as of August 27, 2003, among Water Pik, Inc., Laars, Inc. and Water Pik Technologies Canada, Inc., collectively as Borrowers, and JPMorgan Chase Bank as Administrative Agent, JPMorgan Chase Bank, Toronto Branch as Canadian Agent, Banc One, NA as Syndication Agent and the Lenders and Guarantors named therein (the "Amended and Restated Credit Agreement"). (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on September 2, 2003.)
4.5
Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of JPMorgan Chase Bank pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.2 to Form 8-K filed on September 2, 2003.)
4.6
Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Bank One, NA pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.3 to Form 8-K filed on September 2, 2003.)
4.7
Amended and Restated Revolving Credit Note dated August 27, 2003 by Water Pik, Inc. and Laars, Inc. in favor of PNC Bank, National Association pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.4 to Form 8-K filed on September 2, 2003.)
4.8
Amended and Restated Revolving Credit Note dated August 27, 2003, by Water Pik, Inc. and Laars, Inc. in favor of Union Bank of California, N.A. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.5 to Form 8-K filed on September 2, 2003.)
4.9
Omnibus Pledge and Security Agreement dated August 27, 2003, between Water Pik, Inc., Laars, Inc., Water Pik Technologies, Inc., Jandy Industries, Inc. and Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.6 to Form 8-K filed on September 2, 2003.)
4.10
Guarantee dated August 27, 2003, by Water Pik Technologies, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.7 to Form 8-K filed on September 2, 2003.)
4.11
Subsidiary Guarantee dated August 27, 2003, by Jandy Industries, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.8 to Form 8-K filed on September 2, 2003.)

4.12
Subsidiary Guarantee dated August 27, 2003, by Waterpik International, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.9 to Form 8-K filed on September 2, 2003.)
4.13
General Security Agreement dated August 27, 2003 by Water Pik Technologies Canada, Inc. pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.10 to Form 8-K filed on September 2, 2003.)
4.14
Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to U.S. obligations pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.11 to Form 8-K filed on September 2, 2003.)
4.15
Hypothec on Moveables dated August 27, 2003 by Water Pik Technologies Canada, Inc. related to Canadian obligations pursuant to the Amended and Restated Credit Agreement. (Incorporated by reference from Exhibit 4.12 to Form 8-K filed on September 2, 2003.)
4.16
Loan Agreement dated October 22, 2001, between Water Pik, Inc. and Laars, Inc., and U.S. Bank National Association. (Incorporated by reference from Exhibit 4.15 to Form 10-K for fiscal year ended December 31, 2001 filed on March 21, 2002 ("2001 Form 10-K").)
4.17	Form of Promissory Note dated October 22, 2001, by Laars, Inc. and Water Pik, Inc., in favor of U.S. Bank National Association. (Incorporated by reference from Exhibit 4.16 to 2001 Form 10-K.)
4.18
Form of Deed of Trust (or Mortgage), Security Agreement, Financing Statement and Assignment of Rents dated October 22, 2001, by Laars, Inc. and/or Water Pik, Inc., in favor of U.S. Bank National Association. (Incorporated by reference from Exhibit 4.17 to 2001 Form 10-K.)
4.19
Intercreditor Agreement dated October 22, 2001, between Laars, Inc., Water Pik, Inc., U.S. Bank National Association, and The Chase Manhattan Bank, as agent for lenders named under the Restated Credit Agreement (Incorporated by reference from Exhibit 4.18 to 2001 Form 10-K.)
4.20
Note and Security Agreement dated December 21, 2001, by Laars, Inc. and Jandy Industries, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.19 to 2001 Form 10-K.)
4.21	Note and Security Agreement dated December 21, 2001, by Water Pik, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.20 to 2001 Form 10-K.)
4.22
Form of Cross Collateralization and Cross Default Addendum dated December 21, 2001, by Laars, Inc., Jandy Industries, Inc. and Water Pik, Inc., in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.21 to 2001 Form 10-K.)
4.23
Form of Guaranty dated December 21, 2001, by Laars, Inc., Water Pik, Inc., and Water Pik Technologies, Inc., in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.22 to 2001 Form 10-K.)
4.24
Form of ISDA (International Swap Dealers Association) Master Agreement dated December 21, 2001, between Bank of America, N.A. and, Laars, Inc. Jandy Industries, Inc., and Water Pik, Inc. (Incorporated by reference from Exhibit 4.23 to 2001 Form 10-K.)
4.25
Note and Security Agreement dated September 30, 2002, by Laars, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.5 to Form 10-Q filed on November 13, 2002.)

4.26
Note and Security Agreement dated September 30, 2002, by Water Pik, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.6 to Form 10-Q filed on November 13, 2002.)
4.27
Form of Guaranty dated September 30, 2002, by Laars, Inc., Water Pik, Inc. and Water Pik Technologies, Inc. in favor of Banc of America Leasing & Capital, LLC. (Incorporated by reference from Exhibit 4.7 to Form 10-Q filed on November 13, 2002.)
4.28
Amendment No. 2 to Rights Agreement between Water Pik Technologies, Inc., a Delaware corporation, and Mellon Investor Services LLC, a New Jersey limited liability company. (Incorporated by reference from Exhibit 4.1 to Form 8-K filed on June 14, 2004.)
5.1	Opinion and Consent of Richard D. Tipton, Vice President, General Counsel and Secretary of Water Pik Technologies, Inc. (Filed herewith electronically)
23.1	Consent of Richard D. Tipton, Vice President, General Counsel and Secretary of Water Pik Technologies, Inc. (Included in Exhibit 5.1)
23.2	Consent of Independent Registered Public Accounting Firm (Filed herewith electronically)
24.1	Power of Attorney (Included on the signature page of this Registration Statement)

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PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
  Item 3. Incorporation of Documents by Reference.
  Item 5. Interests of Named Experts and Counsel.
  Item 8. Exhibits.
SIGNATURES
POWER OF ATTORNEY
INDEX TO EXHIBITS